Exhibit 10.1


                     AGREEMENT FOR EXTENSION OF EMPLOYMENT
                          AND NONCOMPETITION AGREEMENT

     AGREEMENT FOR EXTENSION OF EMPLOYMENT AND NONCOMPETITION AGREEMENT, dated February 14, 2006, by and between Scott Rechler (the "Executive") and Reckson Associates Realty Corp. (the "Employer").

     Reference is made to that certain (i) Amendment and Restatement of Employment and Noncompetition Agreement (the "Employment Agreement"), dated as of August 15, 2000, by and between the Executive and the Employer; (ii) Agreement for Extension of Employment and Noncompetition Agreement (the "Initial Extension Agreement"), dated September 27, 2005, by and between the Executive and the Employer; and (iii) Agreement for Extension of Employment and Noncompetition Agreement (the "Second Extension Agreement"), dated December 6, 2005.

     WHEREAS, the Initial Extension Agreement extended the term of the Employment Agreement in all respects through and including December 31, 2005;

     WHEREAS, the Second Extension Agreement extended the term of the Employment Agreement in all respects through and including February 28, 2006; and

     WHEREAS, the Executive and the Employer wish to further extend the term of the Employment Agreement in all respects through and including April 30, 2006.

     NOW, THEREFORE, the Executive and the Employer hereby agree as follows:

     1. The term of the Employment Agreement is extended through and including April 30, 2006. The Employment Agreement shall terminate on May 1, 2006 unless extended for such period or periods, if any, as agreed to by the Executive and the Employer.

     2. In accordance with the foregoing, all rights, duties and obligations set forth under the Employment Agreement shall be in full force and effect through and including April 30, 2006.



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



     IN WITNESS WHEREOF, this Agreement for Extension of Employment and Noncompetition Agreement is entered into as of the date first set forth above.

                           RECKSON ASSOCIATES REALTY CORP.



                           By:      /s/ Jason Barnett
                              -------------------------------------------------
                                    Name:  Jason Barnett
                                    Title: Executive Vice President and General
                                           Counsel


                           /s/ Scott Rechler
                           ----------------------------------------------------
                           Scott Rechler





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